SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 28, 2003

CYBEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	0-4538	11-1731581
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10 Trotter Drive, Medway, Massachusetts 02053

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (508) 533-4300

Item 7:	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1—Press Release dated October 28, 2003

Item 12:	Results of Operations and Financial Condition

On October 28, 2003, Cybex International, Inc. issued a press release reporting on its results of operations for the quarter and nine months ended October 28, 2003 and providing financial guidance for fiscal 2003. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2003	CYBEX INTERNATIONAL, INC.

	By:	/s/ JOHN AGLIALORO

John Aglialoro Chairman and Chief Executive Officer